              FILED
      IN THE OFFICE OF THE
   SECRETARY OF STATE OF THE
        STATE OF NEVADA


MAR 28 1994
                            ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                            SUNNY LAND TOURS, INC.

         Pursuant to the applicable provisions of the Nevada Business Corporations Act, SUNNY LAND TOURS, INC. (the "Corporation") adopts the following Articles of Amendment to its Articles of Incorporation by stating the following:


         FIRST: The present name of the corporation is SUNNY LAND TOURS, INC.


         SECOND: The following amendments to its Articles of Incorporation were adopted by majority vote of shareholders of the Corporation on November 8, 1993 in the manner prescribed by Nevada law.

         1. Article I is amended to read as follows:

         Name. The name of the corporation shall be Interallied Restaurant Group, Inc.

         2. Article IV is hereby amended to read as follows:

         Capitalization. (a) Common Stock. The Corporation shall have the authority to issue 10,000,000 shares of common stock having a par value of $.01. All common stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid common stock of this Corporation shall not be liable for further assessment. The authorized common shares shall be issued at the discretion of the Directors.

                         (b) Preferred Stock. The Corporation shall have the authority to 5,000,000 shares of preferred stock each having a par value of $.001, with such rights, preferences and designations and to be issued in such series as determined by the Board of Directors of the Corporation.


         3. The Corporation has effectuated a 1-for-10 reverse stock split of its shares of common stock outstanding as of December 8, 1993 decreasing said outstanding shares from 618,793 to 61,879 shares [after cancellation of 3,735,107 common shares by the majority shareholder of the Corporation], said reverse split to be effective with the commencement of business on December 10, 1993.

         THIRD: The number of shares of the corporation outstanding and entitled to vote at the time of the adoption of said amendment was 4,455,900.


         FOURTH: The number of shares voted for such amendments was 3,735,107 (83%) and the number voted against such amendment was 0.

         DATED this 8th day of December, 1993.

                                         SUNNY LAND TOURS, INC.

                                         BY  /s/ Ira Reeperman
                                             --------------------
                                             IRA REEPERMAN
                                             President

                                  VERIFICATION
                                  ------------


STATE OF NEW YORK   )
                    )  ss.
COUNTY OF NEW YORK  )




         The undersigned being first duly sworn, deposes and states: that the undersigned is the President of Sunny Land Tours, Inc., that the undersigned has read the Articles of Amendment and knows the contents thereof and that the same contains a truthful statement of the amendment duly adopted by the stockholders of the Corporation.

                                               /s/ Deborah Guerra
                                               -------------------

STATE OF NEW YORK    )
                     )    ss.
COUNTY OF NEW YORK   )


          Before me, the undersigned Notary Public in and for the said County and State, personally appeared the President of Sunny Land Tours, Inc., a Nevada corporation, and signed the foregoing Articles of Amendment as their own free and voluntary act and deed pursuant to a corporation resolution for the uses and purposes set forth.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8th day of December, 1993.


                                                   /s/ Deborah Guerra
                                                   -----------------------------
                                                   NOTARY PUBLIC
                                                   Residing at Rockland County

My Commission Expires:

January 22, 1995
--------------------------------

                                 DEBORAH GUERRA
                         Notary Public State of New York
                          Qualified in Rockland County
                                    #4978358
                       Commission Expires January 22, 1995

                                                  SUNNY LAND TOURS, INC.



                                                  By: /s/ Patrice E. Croghan
                                                  ------------------------------
                                                  PATRICE E.  CROGHAN, Secretary



                                  VERIFICATION
                                  ------------

STATE OF NEW YORK    )
                     )    ss.
COUNTY OF NEW YORK   )


          The undersigned being first duly sworn, deposes and states: that the undersigned is the Secretary of Sunny Land Tours, Inc., that the undersigned has read the Articles of Amendment and knows the contents thereof and that the same contains a truthful statement of the amendment duly adopted by the stockholders of the Corporation.



                                                  By: /s/ Patrice E. Croghan
                                                  ------------------------------
                                                  PATRICE E.  CROGHAN, Secretary


STATE OF NEW YORK    )
                     )    ss.
COUNTY OF NEW YORK   )


          Before me, the undersigned Notary Public in and for the said County and State, personally appeared the Secretary of Sunny Land Tours, Inc., a Nevada corporation, and signed the foregoing Articles of Amendment as their own free and voluntary act and deed pursuant to a corporation resolution for the uses and purposes set forth.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of March, 1994.


                                                    /s/ Sophie Tasolides
                                                    ----------------------------
                                                    NOTARY PUBLIC
                                                    Residing at ________________
My Commission Expires:

         SOPHIE TASOLIDES
  Notary Public State of New York
          No. ????????
-----------------------------------
 Certificate     New York County
Commission Expires 11/24/94

                                    BY-LAWS
                                    -------

                                       OF
                                       --

                         EUROPEAN AMERICAN LEASING CORP.
                         ------------------------------

                               ARTICLE I - OFFICES
                               -------------------


The office of the Corporation shall be located in the City and State designated in the Articles of Incorporation. The Corporation may also maintain offices at such other places within or without the United States as the Board of Directors may, from time to time, determine.

                      ARTICLE II - MEETING OF SHAREHOLDERS
                      ------------------------------------

Section 1 - Annual Meetings:
---------------------------

The annual meeting of the shareholders of the Corporation shall be held within five months after the close of the fiscal year of the Corporation, for the purpose of electing directors, and transacting such other business as may properly come before the meeting.

Section 2 - Special Meetings:
----------------------------

Special meetings of the shareholders may be called at any time by the Board of Directors or by the President, and shall be called by the President or the Secretary at the written request of the holders of ten per cent (10%) of the shares then outstanding and entitled to vote thereat, or as otherwise required under the provisions of the Business Corporation Act.

Section 3 - Place of Meetings:
-----------------------------

All meetings of shareholders shall be held at the principal office of the Corporation, or at such other places as shall be designated in the notices or waivers of notice of such meetings.

                                  By-Laws - 1

Section 4 - Notice of Meetings:
------------------------------

(a) Except as otherwise provided by Statute, written notice of each meeting of shareholders, whether annual or special, stating the time when and place where it is to be held, shall be served either personally or by mail, not less than ten or more than fifty days before the meeting, upon each shareholder of record entitled to vote at such meeting, and to any other shareholder to whom the giving of notice may be required by law. Notice of a special meeting shall also state the purpose or purposes for which the meeting is called, and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle shareholders to receive payment for their shares pursuant to Statute, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, such notice shall be directed to each such shareholder at his address, as it appears on the records of the shareholders of the Corporation, unless he shall have previously filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case, it shall be mailed to the address designated in such request.

(b) Notice of any meeting need not be given to any person who may become a shareholder of record after the mailing of such notice and prior to the meeting, or to any shareholder who attends such meeting, in person or by proxy, or to any shareholder who, in person or by proxy, submits a signed waiver of notice either before or after such meeting. Notice of any adjourned meeting of shareholders need not be given, unless otherwise required by statute.

Section 5 - Quorum:
------------------

(a) Except as otherwise provided herein, or by statute, or in the Certificate of Incorporation (such Certificate and any amendments thereof being hereinafter collectively referred to as the "Certificate of Incorporation"), at all meetings of shareholders of the Corporation, the presence at the commencement of such meetings in person or by proxy of shareholders holding of record a majority of the total number of shares of the Corporation then issued and outstanding and entitled to vote,

                                  By-Laws - 2
shall be necessary and sufficient to constitute a quorum for the transaction of any business. The withdrawal of any shareholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

(b) Despite the absence of a quorum at any annual or special meeting of shareholders, the shareholders, by a majority of the votes cast by the holders of shares entitled to vote thereon, may adjourn the meeting. At any such adjourned meeting at which a quorum is present, any business may be transacted at the meeting as originally called if a quorum had been present.

Section 6 - Voting:
------------------

(a) Except as otherwise Provided by statute or by the Certificate of Incorporation, any corporate action, other than the election of directors, to be taken by vote of the shareholders, shall be authorized by a majority of votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

(b) Except as otherwise provided by statute or by the Certificate of Incorporation, at each meeting of shareholders, each holder of record of stock of the Corporation entitled to vote thereat, shall be entitled to one vote for each share of stock registered in his name on the books of the Corporation.

(c) Each shareholder entitled to vote or to express consent or dissent without a meeting, may do so by proxy; provided, however, that the instrument authorizing such proxy to act shall have been executed in writing by the shareholder himself, or by his attorney-in-fact thereunto duly authorized in writing. No proxy shall be valid after the expiration of eleven months from the date of its execution, unless the person executing it shall have specified therein the length of time it is to continue in force. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.

                                  By-Laws - 3

(d) Any resolution in writing, signed by all of the shareholders entitled to vote thereon, shall be and constitute action by such shareholders to the effect therein expressed, with the same force and effect as if the same had been duly passed by unanimous vote at a duly called meeting of shareholders and such resolution so signed shall be inserted in the Minute Book of the Corporation under its proper date.

                        ARTICLE III - BOARD OF DIRECTORS
                        --------------------------------

Section 1 - Number, Election and Term of Office:
-----------------------------------------------

(a) The number of the directors of the Corporation shall be three (3), unless and until otherwise determined by vote of a majority of the entire Board of Directors. The number of Directors shall not be less than three, unless all of the outstanding shares are owned beneficially and of record by less than three shareholders, in which event the number of directors shall not be less than the number of shareholders permitted by statute.

(b) Except as may otherwise be provided herein or in the Certificate of Incorporation, the members of the Board of Directors of the Corporation, who need not be shareholders, shall be elected by a majority of the votes cast at a meeting of shareholders, by the holders of shares, present in person or by proxy, entitled to vote in the election.

(c) Each director shall hold office until the annual meeting of the shareholders next succeeding his election, and until his successor is elected and qualified, or until his prior death, resignation or removal.

Section 2 - Duties and Powers:
-----------------------------

The Board of Directors shall be responsible for the control and management of the affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except as are in the Certificate of Incorporation or by statute expressly conferred upon or reserved to the shareholders.

Section 3 - Annual and Regular Meetings; Notice:
-----------------------------------------------

(a) A regular annual meeting of the Board of Directors shall be held immediately following the annual meeting of the shareholders, at the place of such annual meeting of shareholders.

                                   By-Laws - 4

(b) The Board of Directors, from time to time, may provide by resolution for the holding of other regular meetings of the Board of Directors, and may fix the time and place thereof.

(c) Notice of any regular meeting of the Board of Directors shall not be required to be given and, if given, need not specify the purpose of the meeting; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be given to each director who shall not have been present at the meeting at which such action was taken within the time limited, and in the manner set forth in paragraph (b) Section 4 of this Article III, with respect to special meetings, unless such notice shall be waived in the manner set forth in paragraph (c) of such Section 4.

Section 4 - Special Meetings; Notice:
------------------------------------

(a) Special meetings of the Board of Directors shall be held whenever called by the President or by one of the directors, at such time and place as may be specified in the respective notices or waivers of notice thereof.

(b) Except as otherwise required by statute, notice of special meetings shall be mailed directly to each director, addressed to him at his residence or usual place of business, at least two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegram, radio or cable, or shall be delivered to him personally or given to him orally, not later than the day before the day on which the meeting is to be held. A notice, or waiver of notice, except as required by Section 8 of this Article III, need not specify the purpose of the meeting.

(c) Notice of any special meeting shall not be required to be given to any director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him, or who submits a signed waiver of notice, whether before or after the meeting. Notice of any adjourned meeting shall not be required to be given.

Section 5 - Chairman:
--------------------

At all meetings of the Board of Directors, the Chairman of the Board, if any and if present, shall preside. If there shall be no Chairman, or he shall be absent, then the President shall preside, and in his absence, a Chairman chosen by the directors

                                 [COPY MISSING]
not be construed to impair or invalidate or in any way affect any contract or other transaction which would otherwise be valid under the law (common, statutory or otherwise) applicable thereto.

Section 13 - Committees:
-----------------------

The Board of Directors, by resolution adopted by a majority of the entire Board, may from time to time designate from among its members an executive committee and such other committees, and alternate members thereof, as they may deem desirable, each consisting of three or more members, with such powers and authority (to the extent permitted by law) as may be provided in such resolution. Each such committee shall serve at the pleasure of the Board.

                             ARTICLE IV - OFFICERS
                             ---------------------

Section 1 - Number, Qualifications, Election and Term of Office:
---------------------------------------------------------------

(a) The officers of the Corporation shall consist of a President, a Secretary, a Treasurer, and such other officers, including a Chairman of the Board of Directors, and one or more Vice Presidents as the Board of Directors may from time to time deem advisable. Any officer other than the Chairman of the Board of Directors may be, but is not required to be, a director of the Corporation. Any two or more offices may be held by the same person.

(b) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of shareholders.

(c) Each officer shall hold office until the annual meeting of the Board of Directors next succeeding his election, and until his successor shall have been elected and qualified, or until his death, resignation or removal.

Section 2 - Resignation:
-----------------------

Any officer may resign at any time by giving written notice of such resignation to the Board of Directors, or to the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or by such officer, and the acceptance of such resignation shall not be necessary to make it effective.

                                  By-Laws - 8

Section 3 - Removal:
-------------------

Any officer may be removed, either with or without cause, and a successor elected by a majority vote of the Board of Directors at any time.

Section 4 - Vacancies:
---------------------

A vacancy in any office by reason of death, resignation, inability to act, disqualification, or any other cause, may at any time be filled for the unexpired portion of the term by a majority vote of the Board of Directors.


Section 5 - Duties of Officers:
------------------------------

Officers of the Corporation shall, unless otherwise provided by the Board of Directors, each have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be set forth in these by-laws, or may from time to time be specifically conferred or imposed by the Board of Directors. The President shall be the chief executive officer of the Corporation.

Section 6 - Sureties and Bonds:
------------------------------

In case the Board of Directors shall so require, any officer, employee or agent of the Corporation shall execute to the Corporation a bond in such sum, and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting for all property, funds or securities of the Corporation which may come into his hands.

Section 7 - Shares of Other Corporations:
----------------------------------------

Whenever the Corporation is the holder of shares of any other Corporation, any right or power of the Corporation as such shareholder (including the attendance, acting and voting at shareholders' meetings and execution of waivers, consents, proxies or other instruments) may be exercised on behalf of the Corporation by the President, any Vice President, or such other person as the Board of Directors may authorize.

                          ARTICLE V - SHARES OF STOCK
                          ---------------------------

Section 1 - Certificate of Stock:
--------------------------------

(a) The certificates representing shares of the Corporation shall

                                  By-Laws - 9
be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued. They shall bear the holder's name and the number of shares, and shall be signed by (i) the Chairman of the Board or the President or a Vice President, and (ii) the Secretary or Treasurer, or any Assistant Secretary or Assistant Treasurer, and shall bear the corporate seal.


(b) No certificate representing shares shall be issued until the full amount of consideration therefor has been paid, except as otherwise permitted by law.

(c) To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the Corporation, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a shareholder, except as therein provided.

Section 2 - Lost or Destroyed Certificates:
------------------------------------------

The holder of any certificate representing shares of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper so to do.

                                  By-Laws - 10

Section 3 - Transfers of Shares:
-------------------------------

(a) Transfers of shares of the Corporation shall be made on the share records of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificate representing such shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of transfer taxes as the Corporation or its agents may require.

(b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4 - Record Date:
-----------------------

In lieu of closing the share records of the Corporation, the Board of Directors may fix, in advance, a date not exceeding fifty days, nor less than ten days, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

                                  By-Laws - 11

                             ARTICLE VI - DIVIDENDS
                             ----------------------

Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine.

                           ARTICLE VII -- FISCAL YEAR
                           --------------------------

The fiscal year of the Corporation shall be fixed by the Board of Directors from time to time, subject to applicable law.

                         ARTICLE VIII - CORPORATE SEAL
                         -----------------------------

The corporate seal, if any, shall be in such form as shall be approved from time to time by the Board of Directors.

                            ARTICLE IX - AMENDMENTS
                            -----------------------

Section 1 - By Shareholders:
---------------------------

All by-laws of the Corporation shall be subject to alteration or repeal, and new by-laws may be made, by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares entitled to vote in the election of directors at any annual or special meeting of shareholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment.

Section 2 - By Directors:
------------------------

The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, by-laws of the Corporation; provided, however, that the shareholders entitled to vote with respect thereto as in this Article IX above-provided may alter, amend or repeal by-laws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of shareholders or of the Board of Directors, or to change any provisions of the by-laws with respect to the removal of directors or the filling of vacancies in the Board resulting from the removal by the shareholders. If any by-law regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the by-law so adopted, amended or repealed, together with a concise statement of the changes made.

                                  By-Laws - 12

                             ARTICLE X - INDEMNITY
                             ---------------------

(a) Any person made a party to any action, suit or proceeding, by reason of the fact that he, his testator or intestate representative is or was a director, officer or employee of the Corporation, or of any Corporation in which he served as such at the request of the Corporation, shall be indemnified by the Corporation against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceedings, or in connection with any appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding, or in connection with any appeal therein that such officer, director or employee is liable for negligence or misconduct in the performance of his duties.

(b) The foregoing right of indemnification shall not be deemed exclusive of any other rights to which any officer or director or employee may be entitled apart from the provisions of this section.

(c) The amount of indemnity to which any officer or any director may be entitled shall be fixed by the Board of Directors, except that in any case where there is no disinterested majority of the Board available, the amount shall be fixed by arbitration pursuant to the then existing rules of the American Arbitration Association.

                                  By-Laws - 13

                                                         F I L E D
                                                      IN THE OFFICE OF THE
                                                   SECRETARY OF STATE OF THE
                                                       STATE OF NEVADA

                                                         MAR - 6 1978
                                             WM. SWACKHAMER - SECRETARY OF STATE
                                                    /s/ Wm. D. Swackhamer
                                                        No. 1568-75


                          CERTIFICATE OF AMENDMENT TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                        EUROPEAN AMERICAN LEASING CORP.


         The Certificate of Incorporation of European American Leasing Corp. is amended as follows:

         1. The present name of the corporation is European American Leasing
Corp.

         2. The name of the corporation is hereby changed to Sunny Land Tours, Inc.

         3. The number of authorized shares of the corporation is changed to 10,000,000 shares, one ($.01) cent par value per share.

         4. The corporate purposes of the corporation shall include the engaging in the creation and promotion of wholesale tour packages, together with any other activities within the purposes for which corporations may be organized under the Nevada general corporation law.

         5. The power to adopt, amend or repeal by the by-laws of the corporation is expressly conferred upon the directors, provided that such power shall not divest the stockholders of the power to adopt, amend or repeal by-laws which have been adopted, amended or repealed by the directors.

         6. Each of the above amendments were adopted by the shareholders of the corporation on November 21, 1977. On such date the number of outstanding shares of the corporation was 217,945 shares of which 205,800 voted in favor of the above amendment and 5,050 shares voted against such amendment.

ATTEST:                                          EUROPEAN AMERICAN LEASING CORP.


/s/ Leonora Grassano                                  By: /s/ Elie Sidawi
-------------------------------                       --------------------------
Leonora Grassano,                                         Elie Sidawi, President
Secretary

         Sworn and subscribed to before me this 20th day of February, 1978.

                                                      /s/ Carol A. Schnell
                                                      --------------------------
                                                          CAROL A. SCHNELL
                                                   A Notary Public of New Jersey

    OFFICE OF
WM. D. SWACKHAMER
SECRETARY OF STATE



THE STATE OF NEVADA

DEPARTMENT OF STATE



         I, Wm. D. Swackhamer, the duly elected, qualified and acting Secretary of State of the State of Nevada, do hereby certify that the annexed is a true, full and correct transcript of the original certificate of Amendment of Articles of Incorporation of


                         EUROPEAN AMERICAN LEASING CORP.

                               CHANGING NAME TO:

                             SUNNY LAND TOURS, INC.

as the same appears on file and of record in this office.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office in Carson City, Nevada, this SIXTH day of MARCH, A.D., 1978


                                 /s/ William D. Swackhamer
                                 -----------------------------------------------
                                                              Secretary of State

                                 By ____________________________________________
                                                                          Deputy